UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 18, 2011

CenturyLink, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2011, at the 2011 annual meeting of shareholders of CenturyLink, Inc. (“CenturyLink” or the “Company” or “we” or “us” or “our”), our shareholders approved the CenturyLink 2011 Equity Incentive Plan.  Our Board of Directors had previously approved and adopted the plan subject to shareholder approval.  Key employees, officers, and directors of CenturyLink and our consultants or advisors will be eligible to receive awards under the plan.  Awards may be granted in any one or a combination of the following forms: incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards.  A total of 30 million shares of our common stock is authorized for issuance under the plan.

You can find a summary of the principal features of the plan in our definitive proxy statement for our 2011 annual meeting of shareholders, as filed with the Securities and Exchange Commission on April 6, 2011 (our “2011 Proxy Statement”).  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the plan, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At our 2011 annual meeting of shareholders, shareholders present in person or by proxy voted on the matters described below.  You can find additional information about each of these matters in our 2011 Proxy Statement.

1.           Shareholders elected five Class II directors to serve until 2014 based on the following votes:

Class II Nominees	For	Withheld	Broker Non-Votes

Virginia Boulet	205,408,582	3,610,935	60,787,265
Peter C. Brown	205,169,588	3,849,963	60,787,265
Richard A. Gephardt	184,116,567	24,902,984	60,787,265
Gregory J. McCray	206,251,455	2,768,062	60,787,265
Michael J. Roberts	205,144,698	3,874,853	60,787,265

The other directors whose terms continued after the meeting are: Charles L. Biggs; W. Bruce Hanks; C. G. Melville, Jr.; Edward A. Mueller; Fred R. Nichols; William A. Owens; Harvey P. Perry; Glen F. Post, III; Laurie A. Siegel; James A. Unruh; and Joseph R. Zimmel.

2.           Shareholders ratified the appointment of KPMG LLP as our independent auditor for 2011 based on the following votes:

For	245,086,499
Against	23,851,817
Abstain	868,499
Broker non-votes	N/A

3.           Shareholders approved the CenturyLink 2011 Equity Incentive Plan based on the following votes:

For	199,031,819
Against	8,921,150
Abstain	1,066,581
Broker non-votes	60,787,265

4.           Shareholders approved, on a non-binding and advisory basis, the overall compensation of our named executive officers based on the following votes:

For	174,185,515
Against	33,777,094
Abstain	1,056,941
Broker non-votes	60,787,265

5.           Shareholders voted, on a non-binding and advisory basis, in favor of annual advisory votes on executive compensation based on the following votes:

One year	150,902,912
Two years	1,731,429
Three years	55,532,864
Abstain	852,344
Broker non-votes	60,787,265

6.           Shareholders rejected a shareholder proposal regarding disclosure of political contributions based on the following votes:

For	62,067,093
Against	116,323,845
Abstain	30,628,612
Broker non-votes	60,787,265

7.           Shareholders approved a shareholder proposal regarding board declassification based on the following votes:

For	172,818,472
Against	35,156,301
Abstain	1,044,778
Broker non-votes	60,787,265

Item 9.01.                      Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

Exhibit 10.1	CenturyLink 2011 Equity Incentive Plan (incorporated by reference to CenturyLink, Inc.’s Proxy Statement for the 2011 Annual Meeting of Shareholders, File No. 001-07784).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CenturyLink, Inc.

By: /s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary
Dated: May 20, 2011